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                United States Securities and Exchange Commission
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: May 14, 2007


                                 GeneLink, Inc.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)


      PA                      00-30518                        23-2795613
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 (State or other      (Commission File Number)      (IRS Employer Identification
 Jurisdiction of                                                No.)
 Incorporation)


    Newport Financial Center, 113 Pavonia Avenue, #313, Jersey City, NJ 07310
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (800) 558-4363
                                                    --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Event

     On May 14, 2007, GeneLink, Inc. announced that on May 1, 2007 it received a United States patent for its proprietary method for assessing skin health in humans. A copy of the press release making the announcement is filed as Exhibit
99.1 to this Current Report and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

     99.1 Press Release dated May 14, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GeneLink, Inc.
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                                  (Registrant)



                                  By: /s/ Monte E. Taylor, Jr.
                                     ----------------------------
                                     Monte E. Taylor, Jr.
                                     Chief Executive Officer


Dated: May 14, 2007

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press Release dated May 14, 2007